UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2011 (January 26, 2011)

Xsovt Brands, Inc.
(Exact name of registrant as specified in Charter)

Nevada	000-53373	20-1226081
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

18-B Neil Court Oceanside, NY	11572
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 740-2929

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K filed by Xsovt Brands, Inc. (then known as RxBids, the “Company”) on February 1, 2011 (the “Original 8-K”).  The Original 8-K disclosed several transactions relating to the Company, one among them being a transaction contemplated by that certain Securities Exchange Agreement, dated as of the January 26, 2011 (the “SEA”), by and among Avi Koschitzki (“Koschitzki”), Brenda Koschitzki (Koschitzki’s wife), the Avi Koschitzki 2010 Trust and the Koschitzki Children’s Trust, which are trusts formed by Koschitzki for the benefit of his family (collectively, the “Koschitzki Parties”), and the Company.

Pursuant to the SEA, the Koschitzki Parties exchanged with the Company 100% of the membership interests in Xsovt, LLC, a New York limited liability company (together with its business, assets and liabilities, “Xsovt”) for an aggregate of: (i) 3,500 shares of the newly designated Series B Convertible Preferred Stock of the Company (a description of which is available in the Original 8-K), (ii) 18,778,4671 shares of common stock of the Company and (iii) $350,000 in cash, $250,000 of which was paid on January 26, 2011, $50,000 of which was paid by the Company prior to the date hereof and $50,000 of which remains to be paid no later than 90 days following the Effective Date.  As a result of the Company’s acquisition of Xsovt, Xsovt became a wholly-owned subsidiary of the Company, and the Company will operate the business of Xsovt going forward.

This Current Report on Form 8-K/A amends Items 9.01(a) and 9.01(b) of the Original 8-K and is being filed solely to provide (i) the historical audited financial statements of Xsovt under Item 9.01(a) and (ii) the pro-forma financial information required under Item 9.01(b), which financial statements and information were not included in the Original 8-K.

1.  Note: this share amount was incorrectly reported in the Original 8-K as 19,128,467 shares.   The Company hereby amends the number accordingly to the amount of shares indicated above.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The historical audited financial statements of Xsovt and related notes for its fiscal year ended December 31, 2010 and for the period from inception (October 26, 2010) through December 31, 2010 are filed as Exhibits 99.1 hereto.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma, Combined Financial Information of the Company and related notes as of December 31, 2010 is filed as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description

99.1	Historical audited financial statements of Xsovt and related notes for its fiscal year ended December 31, 2010 and for the period from inception (October 26, 2010) through December 31, 2010.
99.2	Unaudited Pro Forma, Combined Financial Information of the Company and related notes as of December 31, 2010 is filed as Exhibit 99.2 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 13, 2011	XSOVT BRANDS, INC.

	By:	/s/ Avi Koschitzki

		Name:	Avi Koschitzki
		Title:	President and Chief Executive Officer